MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
       Of Merrill Lynch Multi-State Municipal Series Trust

             Supplement dated April 19, 2004 to the
                Prospectus dated January 27, 2004


	The section in the prospectus captioned "About the Portfolio Manager" appearing on page 10 is amended as follows:

	The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Timothy T. Browse, CFA, is the Fund's portfolio manager and has been primarily responsible for the day-to-day management of the Fund's portfolio since 2004. Mr. Browse is a Vice President (Tax-Exempt Fixed Income) and portfolio manager with the Tax-Exempt Fixed Income group of Merrill Lynch Investment Managers, L.P. He was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003. Mr. Browse was a Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.






Code # 10342-01-04SUP